RELATED PARTY BALANCES AND TRANSACTIONS	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
RELATED PARTY BALANCES AND TRANSACTIONS
NOTE 15:-	RELATED PARTY BALANCES AND TRANSACTIONS

One of the Company's customers, Nistec, became a related party in November 2013. The Company sells products to Nistec, pays management fees to Nistec, purchases certain services from Nistec and shares certain expenses with Nistec, for services that it acquires jointly with Nistec. The Company's transactions with its related parties were carried out on an arm's-length basis.

a.	Balances with related parties:

	December 31,
	2017	2016
	US Dollars in thousands

Trade accounts receivable	231	227
Trade accounts payable	73	1
Controlling shareholder loans	1,442	-

b.	Transactions with related parties:

	Year ended December 31,
	2017	2016	2015
	US Dollars in thousands

Revenues	604	508	644

Purchases ,Selling, general and administrative expenses	469	336	340
Loans from Controlling shareholder	1,442	-	-

PCB purchases by Nistec - Nistec may purchase PCBs from the Company solely to provide assembled boards to its customers and not for re-sale. The Company's quote will be based on its standard price list, and may be subject to a discount of up to ten percent (10%). Should the order be for PCBs imported by the Company, the quote will reflect the actual price of such PCBs, plus a mark-up of at least twenty percent (20%). Should the order be for PCBs from excess inventory of an original order, the quote will reflect the standard price of such PCBs, with a discount of up to fifty percent (50%) of the price actually paid for such PCBs in the original order (the “Excess Inventory Discount”). The Excess Inventory Discount will apply only to orders from excess inventory of the first original order of a specific PCB (i.e., should a second order of a specific PCBs generate any excess inventory, and Nistec would like to purchase such excess, the Excess Inventory Discount will not be applied to such purchase).

Soldering and Assembly Services - The Company may acquire soldering services and/or purchasing services. Nistec’s pricing for its soldering services will be its standard price list (the “Price List”), less a five percent (5%) discount. Nistec may charge for Purchasing Services in accordance with the actual costs of the orders, plus a fourteen and a quarter (14.25%) commission, which reflects a five percent (5%) discount, as compared to the commission charged to third parties by Nistec for similar services. Prices of services not included in the Price List will be negotiated by the parties in good faith (without participation of Mr. Nissan, the Company's controlling shareholder and CEO, or any of his relatives). Nistec standard procedures govern manufacturer warranties and restrictions regarding defective assembled products. In addition to requesting Nistec to provide the Company with a quote for soldering and assembly services, in the event that the Company requires design and/or design services for production of PCBs, it may ask Nistec to provide it with a quote for such services. Nistec may charge for design and/or design services in accordance its standard price list for such services, less a five percent (5%) discount. The Company’s purchases of services under the Soldering, Assembly and Design  Services Procedure may not exceed NIS 300 per annum.

Insurance Expenditures - The Company may share with Nistec costs of insurance consulting and insurance premiums in the event the Company determines that a joint insurance policy with Nistec will  reduce the Company’s costs as compared to purchasing insurance separately. Insurance expenditures will be divided between the Company and Nistec as follows: (i) insurance consulting services costs will be divided in proportion to the insurance premiums paid by the Company and Nistec in the preceding year; (ii) the joint insurance premiums will be divided in the proportions indicated by the insurer for each of the Company and Nistec had they purchased the insurance separately. The Company will solicit updated insurance proposals at least bi-annually. The decision to enter into such a joint insurance policy with Nistec will be subject to the approval of the Audit Committee and the Board of Directors of the Parent.

Employees Social Activities - The Company may purchase social activities for the benefit of its employees together with Nistec. The cost of such activities will be divided between the Company and Nistec in accordance with the ratio of the number of Company's employees and Nistec employees to whom the applicable activity was directed, regardless of actual participation.

Marketing Activities - The Company may purchase services together with Nistec. Marketing costs will be divided between the Company and Nistec as follows: (i) to the extent the portion of the marketing material applicable to the Company can be quantified, costs will be divided accordingly; (ii) in the event that such costs cannot be quantified, each of Nistec and the Company will bear 50% of the marketing costs.

Managements fees - Eltek pays Nistec monthly managements fees.

In November 2016, the Company's Audit Committee, Compensation Committee and Board of Directors, as applicable, approved the following transactions:

The extension and amendment of the Management Agreement with Nistec Ltd. as follows:

a.
Commencing in 2017 and each calendar year thereafter, in the event that the Company’s Consolidated Financial Statements reflect that the Company has reached both sales and profit targets as set for the applicable year in the Company’s Officers Bonus Plan, Nistec Ltd. will be entitled to a bonus equal to two percent (2%) of the Company’s annual profit before taxes for such year, up to NIS 200 per year;

b.
In accordance with the Company’s policy approved by the Audit Committee, Mr. Nissan will receive reimbursement, against receipts, of travel expenses paid directly by him (other than food and beverage expenses) while traveling internationally on behalf of the Company provided that such reimbursement will not exceed an aggregate amount of NIS 10 per calendar quarter,

c.
Mr. Nissan will receive reimbursement of food and beverage expenses while traveling internationally on behalf of the Company, in accordance with the Israeli Income Tax Regulations (Deduction of Certain Expenses) 5732-1972.

d.
For as long as Mr. Nissan will serve as both the Company’s Chief Executive Officer and Chairman of the Board of Directors, the Company will pay for the lease of a car for Mr. Nissan with a list price not to exceed NIS 250.

ii.          The extension of the Directors and Officers Indemnity Agreement with Mr. Yitzhak Nissan.

These transactions were approved by the Company's shareholders in the annual general meeting, held on December 29, 2016.

Employment of Yitzhak Nissan's daughter - Mr. Yitzhak Nissan's daughter is employed by the Company as assistant to the Chief Executive Office.

Loans and guarantees from Nistec –
(a). In June  2017, the Company obtained a loan of NIS 5 million (approximately $1.4 million) from Nistec Ltd., the Company’s controlling shareholder. On April 29, 2018, the Company’s Board of Directors and Audit Committee approved an amendment to the loan. Following such amendment, the principal terms of the loan are:

•	The loan will bear interest at a rate of 2.6% per annum;

•
The loan and the applicable interest will be repaid in eight (8) equal installments, over a period of two (2) years, as of the date of its extension. Notwithstanding anything to the contrary, the Company will not be obligated to repay the loan and the applicable interest at any time, if the banks who have lent monies to the Company do not approve such repayment; and

•	The loan (or any part thereof) may be repaid at any time at the Company’s discretion.

(b). In July 2017, the Company received a line of credit dedicated for a specific project of up to NIS 4.5 million (approximately $1.3 million) from Bank HaPoalim, guaranteed by Nistec Ltd, for a period of up to one year.

(c). In November 2017, the Company obtained a loan of NIS 3 million (approximately $840,000) from Mizrahi-Tefahot Bank, guaranteed by Nistec Ltd.

(d). In March 2018, the Company obtained another loan from Nistec of NIS 4.0 million (approximately $1.1 million).

In April 2018, Nistec provided the Company a letter of commitment to provide additional financing in the amount of up to $2.5 million, valid for one year following the date of financial statements approval.

On April 29, 2018, the Company’s Board of Directors approved such additional funding from Nistec, either through a bank loan guaranteed by Nistec, a loan extended directly by Nistec to the Company, or a combination thereof. In the event that Nistec will provide the Company with a loan, its terms will either be back-to-back to the terms at which Nistec obtains its financing, or, at Nistec’s discretion, such loan will bear no interest, but will be linked to the Israeli Consumer Price Index. Management has authority to pursue this additional financing for a period of 3 months before the issue being reevaluated.